[EXHIBIT 21a TO COLONIAL GAS COMPANY
                 FORM 10-K FOR YEAR ENDED DECEMBER 31, 1998]

                             Colonial Gas Company
                          Subsidiaries of Registrant

Subsidiaries                   Organized in:       Ownership:

(a)  Transgas, Inc.             Massachusetts       100%
(a)  CGI Transport Limited(b)   Canada              100%

(a)  Included in consolidated financial statements.
(b)  Owned by Transgas.


                 [END OF EXHIBIT 21a TO COLONIAL GAS COMPANY
                 FORM 10-K FOR YEAR ENDED DECEMBER 31, 1998]